SUPPLEMENT TO

Calvert Variable Series, Inc.
Social Balanced Portfolio
Income Portfolio

Prospectus dated April 30, 2006

Date of Supplement: July 6, 2006

The following supplements the information under "Advisor, Subadvisors and Portfolio Managers -- Fixed Income Investments of the Portfolio" on page 38 and "Advisor and Portfolio Managers" on page 61 of the above prospectus:

Mr. Nottingham has informed Calvert that he will resign as co-portfolio manager of the Portfolio effective September 2006.